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                                                                    Exhibit 10.1


                                                                  EXECUTION COPY

                 FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


         This FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the "Fifth Investor Rights Agreement") is entered into and made effective as of February 28, 1996, by and among FAXSAV INCORPORATED, a Delaware corporation (the "Company"), previously named Digitran Corporation, and the undersigned investors (collectively, the "Investors" and individually, an "Investor"). All capitalized terms used but not defined herein shall have the meanings ascribed to them in that certain Series F Preferred Stock Purchase Agreement (the "Purchase Agreement"), dated as of February 28, 1996 by and between the Company and certain Investors.


                                   R E C I T A L S

         A. The Company and certain Investors entered into a Fourth Investor Rights Agreement, dated as of January 12, 1995, and amended as of July 7, 1995 (as amended, the "Investor Rights Agreement"), under which such Investors were granted certain rights, including registration rights.

         B. Contemporaneously herewith, the Company and certain Investors have entered into the Purchase Agreement, which provides, among other things, for the sale and issuance of up to 20,000,000 shares of Series F Preferred Stock, $.001 par value per share, of the Company (the "Additional Shares") to certain Investors, for a purchase price of $0.40 per share.

         C. Pursuant to Section 6.5 of the Investor Rights Agreement, the Company must obtain the approval of the holders of at least two-thirds of the "Registrable Securities" (as defined as Section 3.1(b) of the Investor Rights Agreement), and at least two-thirds of the holders of the Common Stock of the Company issued or issuable upon conversion of the Preferred Stock held by the parties to the Investor Rights Agreement, not including Common Stock held by Martin Ellis, Jeffrey Kurland, Jerrold Siegan and Marshall Ellis, in order to grant registration rights and certain other investor rights with respect to the Additional Shares or in order to amend any provision of the Investor Rights Agreement.

         D. Certain of the Investors are holders of at least two-thirds of the currently outstanding Registrable Securities (as defined in Section 3.1(b) of the Investor Rights Agreement) and holders of at least two-thirds of the Common Stock of the Company issued or issuable upon conversion of the Preferred Stock held by the parties to the Investor Rights Agreement, not including Common Stock held by Martin Ellis, Jeffrey Kurland, Jerrold Siegan and Marshall Ellis.

         E. The Company, pursuant to a Stock Option Agreement, dated December 22, 1995, between the Company and Telstra Incorporated ("Telstra"), has the option (the


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"Telstra Option") to purchase 8,655,510 shares of Series D Preferred Stock owned by Telstra (the "Telstra Shares").

         F. The Company and the Investors desire to waive the Investors' anti-dilution rights and the Right of First Offer in connection with the issuance of the Additional Shares (and conversion of the Additional Shares into Common Stock) and the exercise by the Company of the Telstra Option.

         G. In connection with the transactions contemplated by the Purchase Agreement, the Investor Rights Agreement is being amended and restated in its entirety by the parties hereto to (i) grant certain registration and other rights with respect to the Additional Shares and the Common Stock issuable upon conversion of the Additional Shares, (ii) to amend the provisions regarding the requirements for demand registration and S-3 registration and (iii) to grant to the holders of the Additional Shares (the "Series F Holders"), the right of first refusal to include their Series F Registrable Securities (as defined in Section 3.1(c)) in any underwriter's over-allotment in connection with the Company's initial public offering of capital stock.

         NOW, THEREFORE, in consideration of good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree as follows:

         1. WAIVER AND CONSENT. Pursuant to Section 6.5 of the Investor Rights Agreement and Section 6.5 of this Fifth Investor Rights Agreement, the undersigned Investors, being the holders of at least two-thirds of the currently outstanding Registrable Securities (as defined in Section 3.1(b) of the Investor Rights Agreement), in connection with the issuance by the Company of the Additional Shares (and conversion of the Additional Shares into Common Stock) and the exercise by the Company of the Telstra Option (and purchase of the Telstra Shares) hereby (i) consent to the issuance of the Additional Shares (and the conversion of the Additional Shares into Common Stock), (ii) consent to the exercise by the Company of the Telstra Option (and purchase of the Telstra Shares), (iii) waive any and all antidilution rights set forth in the Company's Certificate of Incorporation, as amended, or elsewhere, (iv) waive the Right of First Offer set forth in Section 4.4 of the Investor Rights Agreement and this Fifth Investor Rights Agreement, (v) consent to the granting of the registration rights set forth in Section 3 hereof with respect to the Additional Shares,
(vi) consent to the amendments to Section 3 hereto with respect to the requirements for demand registration and S-3 registration and (vii) consent to the granting to the Series F Holders the right of first refusal to include their Series F Registrable Securities in any underwriter's over-allotment in connection with the Company's initial public offering of capital stock.

         2. AMENDMENT AND RESTATEMENT OF FIFTH INVESTOR RIGHTS AGREEMENT. Effective upon the issuance and sale of the Additional Shares, the Investor Rights Agreement shall be terminated and of no further force and effect and the Investors agree to be bound by the provisions of this Fifth Investor Rights Agreement.


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         3.   REGISTRATION RIGHTS.  The Company covenants and agrees as
follows:

         3.1  DEFINITIONS.  For purposes of this Section 3:

              a. The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration or document by the Securities and Exchange Commission (the "SEC");

              b. The term "Registrable Securities" means (1) the Common Stock issuable or issued upon conversion of the outstanding Series A Preferred Stock,
(2) the Common Stock issuable or issued upon conversion of the outstanding Series B Preferred Stock, (3) the Common Stock issuable or issued upon conversion of the outstanding Series C Preferred Stock, (4) the Common Stock issuable or issued upon conversion of the outstanding Series D Preferred Stock,
(5) the Common Stock issuable or issued upon conversion of the outstanding Series E Preferred Stock, (6) the Common Stock issuable or issued upon conversion of the Additional Shares sold pursuant to the Purchase Agreement, (7) the Common Stock sold pursuant to the Unit Purchase Agreement, (8) the Common Stock issuable or which may be issued pursuant to the Guarantee Agreement, (9) the Common Stock issuable or issued upon conversion of the Preferred Stock which may be issued pursuant to the Guarantee Agreement, (10) the Common Stock issuable or issued upon conversion of the Series B Preferred Stock and Series D Preferred Stock issuable pursuant to the Comdisco Warrants, (11) the Common Stock issued or issuable upon exercise of the LTI Warrants, (12) only for purposes of Sections 3.3, 3.7 and 3.10, the Founders Stock (as defined below),
(13) the Common Stock issued or issuable upon conversion of the Series C Preferred Stock issued upon exercise of the Bridge Warrants, (14) the Common Stock issuable pursuant to the 1992 Bank Warrant and the 1995 Bank Warrant, and
(15) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any other warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of such Preferred Stock, Warrants, Founders Stock or Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his, her or its rights under this Section 3 are not assigned;

              c. The term "Series F Registrable Securities" means the Common Stock issuable or issued upon conversion of the Additional Shares sold pursuant to the Purchase Agreement.

              d. The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

              e. The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 3.13 hereof; and


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              f.   The term "Form S-3" means such form under the Act as in
effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

              g. The term "Founders Stock" shall mean the shares of Common Stock held by the individuals as set forth on Schedule 1 to this Investors Rights Agreement.

              h. The term "Unit Purchase Agreement" shall mean the Unit Purchase Agreement dated as of October 25, 1991 among the Company and the Investors (as defined therein) providing for the sale to such Investors of units consisting of .833 shares of Common Stock of the Company and one (1) share of Series B Preferred Stock of the Company.

              i. The term "1992 Bank Warrant" shall mean the Warrant, dated as of April 6, 1992, as amended, between the Company and the Silicon Valley Bank providing for the issuance of 83,333 shares (subject to adjustment as provided therein) of Common Stock of the Company and the term "1995 Bank Warrant" shall mean the Warrant, dated as of July 7, 1995, between the Company and the Silicon Valley Bank providing for the issuance of 176,667 shares (subject to adjustment as provided therein) of Common Stock of the Company.

              j. The form "Guarantee Agreement" shall mean the agreement, dated as of April 6, 1992, by and among the Company and Sierra Ventures III, a California limited partnership and Battery Ventures II, L.P. (the "Guarantors") pursuant to which the Company shall (a) issue to the Guarantors 384,450 shares of Common Stock, and (b) grant to the Guarantors under certain circumstances the right to purchase a certain number of shares of Preferred Stock of the Company.

              k. The term "Comdisco Warrants" shall mean the Warrants dated as of May 30, 1991 and September 16, 1992, respectively, between the Company and Comdisco, Inc. providing for the issuance of 451,240 shares of Series B Preferred Stock of the Company, and the Warrants dated as of October 28, 1993 providing for the issuance of 87,570 shares of Series D Preferred Stock of the Company pursuant to the terms of that certain Forbearance Agreement dated October 28, 1993 between the Company and Comdisco, Inc.

              l. The term "LTI Warrants" shall mean the Warrants dated July 8, 1993 and May 5, 1994 between the Company and LTI Venture Leasing Corp. providing future issuance of an aggregate of 139,000 shares of Common Stock.

              m. The term "Bridge Warrants" shall mean the Warrants dated as of October 15, 1993 through November 16, 1993 providing for the issuance of 321,086 shares of Series C Preferred Stock of the Company.


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         3.2  REQUEST FOR REGISTRATION.

              a. If the Company shall receive at any time after the earlier of (i) February 1, 1997, or (ii) three (3) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction) (the "IPO"), a written request from either (x) the Holders of a majority of the Registrable Securities then outstanding or (y) after the IPO, the Holders proposing to sell Registrable Securities at a reasonably anticipated aggregate offering price to the public (net of any underwriters' discounts or commissions) of $10,000,000 that the Company file a registration statement under the Act covering the registration of Registrable Securities then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 3.2(b), effect as soon as practicable, and in any event shall use its best efforts to effect within 120 days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with paragraph 6.7.

              b. If the Holders initiating the registration request hereunder (the "Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3.2 and the Company shall include such information in the written notice referred to in subsection 3.2(a). The underwriters shall be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his, her or its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 3.4(e)hereof) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this
Section 3.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that if such registration is the IPO, for the purposes of calculating such proportion and allocating such Registrable Securities, the Series F Registrable Securities sold in an underwriter's over-allotment pursuant to Section 3.17 shall be disregarded; provided, further, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.


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              c.   The Company is obligated to effect only two (2) such
registrations pursuant to this Section 3.2.

              d. Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 3.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 60 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve month period.

         3.3 COMPANY REGISTRATION. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 6.7, the Company shall, subject to the provisions of Section 3.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

         3.4 OBLIGATIONS OF THE COMPANY. Whenever required under this Section 3 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

              a. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred eighty (180) days.

              b. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

              c. Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.


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              d.   Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

              e. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

              f. Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

              g. Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this
Section 3, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this
Section 3, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
(ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

         3.5 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 3 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

         3.6 EXPENSES OF DEMAND REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 3.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to


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Section 3.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all Participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 3.2; provided, further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 3.2.

         3.7 EXPENSES OF COMPANY REGISTRATION. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 3.3 for each Holder (which right may be assigned as provided in Section 3.13), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto, and the fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

         3.8 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 3.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling Shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders; provided that such apportionment shall disregard and not impact the amount of securities sold in an over-allotment option in the IPO pursuant to Section 3.17) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the selling shareholders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included or (ii) notwithstanding (i) above, any shares being sold by a shareholder exercising a demand registration right similar to that granted in Section 3.2 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership


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or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

         3.9 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 3.

         3.10 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 3:

              a. The Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 3.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

              b. Each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims,


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damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 3.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 3.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 3.10(b) exceed the net proceeds from the offering received by such Holder.

              c.   Promptly after receipt by an indemnified party under this
Section 3.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
Section 3.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 3.10.

              d. If the indemnification provided for in subsection (a) or (b) of this Section 3.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party, then each indemnifying party under any such subsection, in lieu of indemnifying such indemnified party thereunder, hereby agrees to contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other. Notwithstanding the foregoing, the amount any Holder of Registrable Securities shall be obligated to contribute pursuant to this subsection (d) shall be limited to an amount equal to the net proceeds from the offering received by such holder.


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              e.   The obligations of the Company and Holders under this
Section 3.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 3, and otherwise.

         3.11 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

              a. make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

              b. take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

              c. file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

              d. furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         3.12 FORM S-3 REGISTRATION. In case the Company shall receive from Holders of either at least twenty percent (20%) of the Registrable Securities then outstanding or from Holders proposing to sell Registrable Securities at a reasonably anticipated aggregate offering price to the public (net of any underwriters' discounts or commissions) of at least $10,000,000 a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

              a. promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

              b. as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 3.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $250,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than sixty (60) days after receipt of the request of the Holder or Holders under this Section 3.12; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 3.12; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

              c. Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 3.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders and counsel for the Company, but excluding any underwriters' discounts or commissions associated with Registrable Securities, shall be borne pro rata by the Holder or Holders participating in the Form S-3 Registration; provided, that, however, the Company shall pay all registration, filing, qualification, printing and accounting fees and reasonable fees and disbursements of counsel for the Selling Holder or Holders and counsel for the Company for two (2) registrations filed pursuant to this Section 3.12, but excluding any underwriters' discounts or commissions associated with Registrable Securities. Registrations effected pursuant to this Section 3.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 3.2 or 3.3, respectively.

         3.13 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 3 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

         3.14 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 3.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 3.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 3.2.

         3.15 "MARKET STAND-OFF" AGREEMENT. Each Investor hereby agrees that, during the period of duration (not to exceed 180 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

              a. such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

              b. all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

         3.16 TERMINATION OF REGISTRATION RIGHTS. No Holder shall be entitled to exercise any right provided for in this Section 3 after seven (7) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

         3.17 SERIES F HOLDERS OVER-ALLOTMENT OPTION. The Series F Holders shall have the right of first refusal, subject to the provisions of this Section 3, to include their Series F Registrable Securities in any underwriter's over-allotment of Company capital stock sold in connection with the Company's IPO. The Series F Holders shall notify the Company of their intent to exercise such over-allotment option in any demand request which is for the IPO delivered pursuant to Section 3.2(a) (in the case of a demand registration which is the IPO) or in any written notice delivered pursuant to Section 3.3 (in the case of a Company registration which is the IPO). The exercise of such right will allow the Series F Holders to include (on a pro rata basis according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) Series F Registrable Securities in such over-allotment up to an amount equal to the entire over-allotment; provided that if the total amount of Series F Registrable Securities requested by the Series F Holders to be included in such over-allotment exceeds the total amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the over-allotment only that number of Series F Registrable Securities which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders). For purposes of the preceding parentheticals concerning apportionment, for any selling shareholder which is a holder of Series F Registrable Securities and which the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

         4. COVENANTS OF THE COMPANY. This Section 4 shall not apply to Martin Ellis, Jeffrey Kurland, Jerry Siegan and Marshall Ellis, (the holders of Founders Stock), or transferees thereof.

         4.1 DELIVERY OF FINANCIAL STATEMENTS. The Company shall deliver to each Investor:

              a. as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

              b. within thirty (30) days of the end of each month, an unaudited income statement and schedule as to the sources and application of funds and balance sheet for and as of the end of such month, in reasonable detail;

              c. as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

              d. with respect to the financial statements called for in subsection (b) of this Section 4.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by gaap) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment;

              e. such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time request, provided, however, that the Company shall not be obligated under this subsection (e) or any other subsection of Section 4.1 to provide information which it deems in good faith to be a trade secret or similar confidential information.

         4.2 INSPECTION. The Company shall permit each Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Investor; provided, however, that the Company shall not be obligated pursuant to this Section 4.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

         4.3 TERMINATION OF INFORMATION AND INSPECTION COVENANTS. The covenants set forth in subsections 4.1(b), (c) and (e) and Section 4.2 shall terminate as to each Investor and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

         4.4 RIGHT OF FIRST OFFER. Subject to the terms and conditions specified in this paragraph 4.4, the Company hereby grants to the Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 4.4, Investor includes any general partners and affiliates of an Investor. The Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

         Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to the Investor in accordance with the following provisions:

              a.   The Company shall deliver a notice in accordance with
Section 6.7 hereof ("Notice") to the Investor stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

              b. By written notification received by the Company, within twenty (20) calendar days after receipt giving of the Notice, the Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by such Investor bears to the total number of shares of Common Stock of the Company then outstanding, assuming full conversion of all then-outstanding Preferred Stock. The Company shall promptly, in writing, inform the Investor which purchases all the shares available to it ("Fully-Exercising Investor") of any other Investor's failure to do likewise. During the ten-day period commencing after receipt of such information is given, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares not subscribed for by the Investor which is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of Preferred Stock then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.

              c. If all Shares referred to in the Notice are not elected to be obtained as provided in subsection 4.4(b) hereof, the Company may, during the thirty-day period following the expiration of the period provided in subsection 4.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

              d. The right of first offer in this paragraph 4.4 shall not be applicable (i) to the issuance or sale of shares of Common Stock (or options therefor) to employees, directors and consultants for the primary purpose of soliciting or retaining their employment pursuant to a stock option or restricted stock purchase plan approved in accordance with Section 4.7 hereof, or (ii) to or after consummation of a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act pursuant to a registration statement on Form S-1, at an offering price of at least $3.00 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization), (iii) the issuance of securities in connection with a bona fide business acquisition of or by the

Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise and (iv) the issuance of stock, warrants or other securities or rights to persons or entities with which the Company has business relationships provided such issuances are for other than primarily equity financing purposes.

         4.5 OBSERVER RIGHTS. If the Investor does not have a representative on the Board of Directors the Company may invite a representative of the Investor to attend meetings of its Board of Directors in a nonvoting observer capacity with participation rights and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors. Such Investor shall also have the right to consult with and advise management of the Company on a monthly basis; provided, however, that such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and, provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or have an adverse effect on the Company's business.

         4.6  TERMINATION OF CERTAIN COVENANTS.  The covenants set forth in
Section 4.5 shall terminate and be of no further force or effect upon the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public.

         4.7 EMPLOYEE STOCK PURCHASE AGREEMENTS. The Company will not issue or grant or agree to issue or grant any shares of its capital stock or any option, right or warrant to purchase shares of its capital stock or securities convertible into or exchangeable for shares of its capital stock to any employee or officer of the Company or a subsidiary except pursuant to a stock option plan or restricted stock purchase plan adopted by the Board of Directors (a "Plan"). Such issuances or grants shall be made upon the Board's approval of management's recommendations with respect to such issuances or grants. Each purchase of shares of Common Stock or exercise of option to purchase such shares will be conditioned upon the execution and delivery by the Company and such employee or officer of an Employee Stock Purchase Agreement (with appropriate adjustments with respect to vesting as determined by the Board of Directors).

         5. VOTING OF SHARES. Each Investor shall vote or cause to be voted all shares owned by him, her or it, or over which he, she or it has voting control so as to fix the number of directors as five (5) and to elect at least one member designated by Telstra Incorporated, a Delaware corporation, except as otherwise permitted by agreements between the Company and Telstra as may be in effect from time to time.

         6.   MISCELLANEOUS.

         6.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

         6.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

         6.3 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

         6.4 SEPARABILITY. Any invalidity, illegality, or limitation of the enforceability with respect to any party hereto of any one or more of the provisions of this Agreement, or any part thereof, whether arising by reason of the law of any such party's domicile or otherwise, shall in no way affect or impair the validity, legality, or enforceability of this Agreement with respect to other parties. In case any provision of this Agreement, shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         6.5 AMENDMENT AND WAIVERS. Any provision of Section 3 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least two-thirds of the Registrable Securities then outstanding. Any amendment or waiver regarding Section 3 of this Agreement, effected in accordance with this paragraph, shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company. Any provision of
Section 4 of this Agreement or any other provision of this Agreement not included in Section 3, may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least two-thirds of the Common Stock issued or issuable upon conversion of Preferred Stock held by the undersigned investors (not including any Common Stock held by Martin Ellis, Jeffrey Kurland, Jerry Siegan or Marshall Ellis, or transferees thereof). Any amendment or waiver regarding Section 4 of this Agreement, effected in accordance with this paragraph, shall be binding upon each Investor, each future transferee of Preferred Stock of the Company held by an Investor, and the Company.

         6.6 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power, or remedy accruing to any party hereto or any subsequent holder of any Registrable Securities upon any breach, default or noncompliance of the Company under this Agreement, shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on the part of the parties hereto of any breach, default or noncompliance under this Agreement or any waiver on the part of the parties hereto of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing, and that all remedies, either under this Agreement, by law, or otherwise afforded to the parties hereto, shall be cumulative and not alternative.

         6.7 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery (by means of overnight mail, courier, messenger or other reasonable methods of delivery) or upon deposit with the United States Post Office, by first class mail, postage prepaid, addressed: (a) if to a party hereto other than the Company, at such party's address as maintained in the Company's records, or at such other address as such party shall have furnished to the Company in writing, or (b) if to the Company, at its address as set forth at the end of this Agreement, or at such other address as the Company shall have furnished to the other parties hereto in writing.

         6.8 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         6.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties hereto have duly executed this FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.





                        FAXSAV INCORPORATED


                        By:  /s/ Peter S. Macaluso
                             ---------------------------------
                             Peter S. Macaluso, Vice President

                        Address:  399 Thornall Street
                                  Edison, New Jersey 08837

                        Tel:  (908) 906-2000
                        Fax:  (908) 906-1113

         IN WITNESS WHEREOF, the parties hereto have duly executed this FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.


Telstra Incorporated                      Menlo Entrepreneurs Fund VI, L.P.
                                          By: MV Management VI, L.P.
By:  /s/ Gregory M. Dunfield              Its General Partner
    ------------------------
Title: President
                                          By:  /s/ John L. Jarve
                                              --------------------------------
                                          Its: General Partner
Sierra Ventures V

By:  /s/ Jeffrey M. Drazan                Menlo Ventures VI, L.P.
    ------------------------
Title: General Partner                    By: MV Management VI, L.P.
                                          Its General Partner

Battery Ventures II, L.P.                 By:  /s/ John L. Jarve
                                              --------------------------------
                                          Its: General Partner
By:  /s/ General Partner
    ------------------------
Title: General Partner                    Lehman Brothers Holdings Inc.

                                          By:  /s/ Karen M. Muller
                                              --------------------------------
Coral Partners II, a limited partnership  Title: Vice President
By: Coral Management Partners II,
    Limited Partnership,
Its: General Partner                      Brae Group, Inc.

By:  /s/ Yuval Almog                      By:  /s/ Vice President
    ------------------------                  --------------------------------
Title: General Partner                    Title: Vice President


Sand Hill Financial Company               Wythes Living Trust

By:  /s/ Donald L. Lucas                  By:  /s/ Paul M. Wythes
    ------------------------                  --------------------------------
Title: General Partner                    Title: Trustee
                                          By: Ronald L. Perkins under Power of
                                          Attorney
Noel Group, Inc.
                                          Stanford University
By:  /s/ Todd K. West
     -----------------------
Title: V.P. Finance                       By:  /s/ Carol Gilmer
                                              --------------------------------
                                          Title: Assistant Secretary, Board of
                                          Trustees of Stanford University
Brendan Joseph Cassin and Isabel B.
Cassin, Trustees of the Cassin Family
Trust U/D/T dated January 31, 1996

By:  /s/ B.J. Cassin
    ------------------------
Title: Trustee

Wells Fargo Bank, Trustee for SHV         Motete Corporation
M/P/T FBO Sherryl Hossack
                                          By:  /s/ Gabriel de la Guardia
                                               -------------------------------
By:  /s/ Christopher M. Petersen            Title: President
    ----------------------------
Title: Assistant Vice President
                                          Mary G. Lucas and John W. Lucas,
                                          Trustees, UWO L.J. Lucas Trust A
Wells Fargo Bank, Trustee for SHV
M/P/T FBO William H. Younger Jr.          By:  /s/ Mary G. Lucas
                                               -------------------------------
                                          Title: Trustee
By:  /s/ Christopher M. Petersen          By:  /s/ John W. Lucas
    ----------------------------               -------------------------------
Title: Assistant Vice President           Title: Trustee

                                          Lucas Family Trust dtd 6/4/80
Genstar Investment Corporation
                                          By:  /s/ John W. Lucas
                                               -------------------------------
By:  /s/ John A. West                     Title: Co-Trustee
    ----------------------------
Title: Executive Vice President

                                          Richard M. Lucas Cancer Foundation
Anvest, L.P.
                                          By:  /s/ Donald L. Lucas
                                               -------------------------------
By:  /s/ David L. Anderson                Title: Chairman of the Board
    ----------------------------
Title: General Partner

                                          Donald L. Lucas, Successor Trustee,
Tow Partners, a California Limited        Donald L. Lucas Profit Sharing Trust
Partnership                               DTD 1-1-84

By:  /s/ Paul M. Wythes                   By:  /s/ Donald L. Lucas
    ----------------------------              --------------------------------
Title: General Partner                    Title: Successor Trustee
By: Ronald L. Perkins under Power of
Attorney
                                          Latta 1990 Irrevocable Trust

Sutter Hill Ventures,                     By:  /s/ Kurt A. Latta
 a California Limited                         --------------------------------
Partnership                               Title: Trustee

By:  /s/ Tench Coxe
    ----------------------------
Title: General Partner of the General     Latta Pension Plan
Partner
                                          By:  /s/ Kurt A. Latta
                                               -------------------------------
Oster Family Revocable Trust              Title: Trustee

By:  /s/ Robert J. Oster
    ----------------------------
Title: Trustee                            Kirktech

                                          By:  /s/ Roy Kirkorian
                                               -------------------------------
                                          Title: Managing Partner

Jeffrey O. Henley and Judy Henley,        Sandra Drazan Living Trust
Trustees, Jeffrey and Judy Henley
Trust I, dated 10/23/89                   By:  /s/ Sandra Drazan
                                              --------------------------------
By:  /s/ Jeffrey O. Henley                Title: Trustee
    ----------------------------
Title: Trustee
By:  /s/ Judy Henley                      /s/ Charles Elsener
    ----------------                      ------------------------------------
Title: Trustee
                                          /s/ Burt Zaccaria
                                          ------------------------------------
The Trustees of the Wallace R. Hawley
and Alexandra Hawley Revoccable Trust
U/A/D 7/30/92                             /s/ Talya Meister
                                          ------------------------------------
By:  /s/ Wallace R. Hawley
    ----------------------------
Title: Trustee                            /s/ Steven Meister
                                          ------------------------------------

Dellaporta Family Trust
                                          /s/ Daniel C. Lynch
By:  /s/ Angelo Dellaporte                ------------------------------------
    ----------------------------
Title: Trustee                            /s/ Robert J. Labant
                                          ------------------------------------

S&C Trust
                                          /s/ Richard R. Plumridge
By:  /s/ Stanley Goodstein                ------------------------------------
    ----------------------------
Title: Trustee
                                          /s/ Michael J. Odrich
                                          ------------------------------------
The Encore Co. Inc.
                                          /s/ Michael Parker Odrich
By:  /s/ Richard Segal                    ---------------------------
    ----------------------------          By: Michael J. Odrich, as custodian
Title: Chairman                               under the U/G/M/A

                                              /s/ Jeffrey Tarrant
Seavest Partners                             ---------------------------------

By:  /s/ Richard Segal
    ----------------------------              /s/ G. Arjavalingam
Title: Managing Partner                      ---------------------------------


Fourth Generation                             /s/ Clarke H. Bailey
                                             ---------------------------------
By:  /s/ Richard Segal
    ----------------------------              /s/ Neil S. Ende
Title: Managing Partner                      ---------------------------------

                                              /s/ Elizabeth H. Ende
                                             ---------------------------------

 /s/ Joseph M. Petri                          /s/ Noel P. Rahn
- --------------------------------             ---------------------------------

 /s/ James C. Gaither
- --------------------------------              /s/ Alberto Perez
By: Ronald L. Perkins under Power of         ---------------------------------
Attorney

                                              /s/ Harold W. Milner
 /s/ Tench Coxe                              ---------------------------------
- --------------------------------

                                              /s/ Frank W. McBee, Jr.
 /s/ Ronald L. Perkins                       ---------------------------------
- --------------------------------

                                              /s/ Roy Kirkorian
 /s/ G. Leonard Baker, Jr.                   ---------------------------------
- --------------------------------
By: Ronald L. Perkins under Power of
Attorney                                      /s/ Paul Joas
                                             ---------------------------------

 /s/ David L. Anderson
- --------------------------------              /s/ Donald K. Grierson
                                             ---------------------------------

 /s/ Peter H. McNerney
- --------------------------------              /s/ Larry Gerdes
                                             ---------------------------------

 /s/ David Koehler
- --------------------------------              /s/ Willis K. Drake
                                             ---------------------------------

 /s/ Anne F. Holloran
- --------------------------------              /s/ Gerald C. Down
                                             ---------------------------------

 /s/ Thomas G. Kamp
- --------------------------------              /s/ Joseph B. Costello
                                             ---------------------------------

 /s/ Richard E. Struthers
- --------------------------------              /s/ W.G. Christianson
                                             ---------------------------------

 /s/ Kip Knelman
- --------------------------------              /s/ Gerald Shaltz
                                             ---------------------------------

 /s/ Steven G. Rothmeier
- --------------------------------              /s/ Peter A. Howley
                                             ---------------------------------

 /s/ Mark C. Headrick
- --------------------------------              /s/ Donald T. Pascal
                                             ---------------------------------

 /s/ Yuval Almog
- --------------------------------


 /s/ Morton L. Topfer
- --------------------------------

                                      SCHEDULE 1


                                   FOUNDERS' STOCK




                                                                NO. OF SHARES OF
    NAME AND ADDRESS                                              COMMON STOCK

    Martin Ellis                                                     297,000
    59 Cricket Club Drive
    North Hills, NY  11576

    Jeffrey Kurland                                                  318,667
    9401 Overlea Drive
    Rockville, MD  20850

    Marshall Ellis                                                    76,000
    375 Baptist Church Road
    Yorktown Heights, NY  10598

    Jerrold Siegan                                                    62,000
    20 N. Clark Street
    Chicago, IL  60602


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